UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 23, 2005

Dycom Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida (State or Other Jurisdiction of Incorporation)	0-5423 (Commission File Number)	59-1277135 (I.R.S. Employer Identification No.)

4440 PGA Boulevard, Suite 500
Palm Beach Gardens, Florida 33410
(Address of Principal Executive Offices) (Zip Code)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (561) 627-7171

Not Applicable
(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Conditions.

On May 23, 2005, Dycom Industries, Inc. (“Dycom”) issued a press release announcing its unaudited financial results for its third fiscal quarter ended April 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On May 24, 2005 Dycom held a conference call to review the results of its third fiscal quarter ended April 30, 2005 and to address its outlook. An audio replay of the conference call will available at www.dycomind. com until June 23, 2005. A copy of the conference call transcript is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

     None.

(b) Pro forma financial information.

     None.

(c) Exhibits.

Exhibit No.	Description

99.1	Press release of Dycom Industries, Inc. issued
on May 23, 2005.

99.2	Transcript of Dycom Industries, Inc. conference
call to review the results of its third fiscal
quarter ended April 30, 2005 and address its
outlook, which took place on May 24, 2005.

     The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, unless the Registrant specifically states that it is so incorporated by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYCOM INDUSTRIES, INC.
Date: May 26, 2005	By:	/s/ Richard L. Dunn
Richard L. Dunn
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Dycom Industries, Inc. issued
on May 23, 2005.

99.2	Transcript of Dycom Industries, Inc. conference
call to review the results of its third fiscal
quarter ended April 30, 2005 and address its
outlook, which took place on May 24, 2005.